SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                    May 16, 2003

The A Consulting Team, Inc.
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(Exact Name of Registrant as Specified in Charter)

         New York                          0-22945             13-3169913
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(State or Other Jurisdiction           (Commission File           (IRS
Employer of Incorporation)                 Number)          Identification No.)

200 Park Avenue South, New York, New York                          10003
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's
telephone number, including area code (212) 979-8228
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(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated May 16, 2003 attached hereto as Exhibit Number 99 which is incorporated by reference herein in its entirety.

Item 7.  Exhibits.

            Exhibits                Description

            99             Press Release Issued May 16, 2003

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      The A Consulting Team, Inc.
                                      ---------------------------
                                              Registrant


Date: May 16, 2003


                                      By: /s/ Richard D. Falcone
                                          -----------------------------------
                                          Name:  Richard D. Falcone
                                          Title: Treasurer and Chief
                                                 Financial Officer

                                  Exhibit Index


                Exhibit No.     Description
                -----------     -----------

                  99            Press release dated May 16, 2003